                                SUPPLY AGREEMENT

                                     FOR THE

                                    SUPPLY OF

                                  SILICON METAL

                                     BETWEEN

                                  SIMCALA, INC.

                                       AND

                               ALCAN ALUMINUM LTD.


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         Certain portions of this exhibit have been deleted and confidentiality filed with the Securities and Exchange Commission pursuant to a confidential treatment request under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The confidential portions of the exhibit that have been deleted are indicated by "[***]" inserted in place of such confidential information. In addition, all exhibits to this exhibit have been deleted and confidentiality filed with the Securities and Exchange Commission.

                                SUPPLY AGREEMENT

1.       CONTRACT DURATION:

         This Agreement shall be effective April 1, 2000 and continue for a period of four years through December 31, 2003 and year to year thereafter unless canceled by either party upon 180 days written notice prior to the expiry of the initial term or any renewal thereof.

2. Simcala, Inc. agrees to sell and Alcan agrees to buy effective July 1, 2000 silicon metal as defined in section 5 of this Agreement.

3.       SHIPPING TERMS & PACKAGING:

         Sebree

         [***]

         Montreal, Canada

         [***]

4.       BASIC BULK PRICE:

         All prices are stated in U.S. currency. The silicon price affective on April 1, 2000 for 2QOO is [***] per pound.

         [***]

         In the event that the above publication is no longer available, both parties will meet to agree upon another basis on which to establish a price.

         MARKET CONDITIONS

         [***]


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         SEBREE PRICE

         [***]

         CANADIAN PRICE

         [***]


5.       QUANTITY:

         [***]

6.       QUALITY:

         [***]

-        Material must be [***]

-        Material should be [***]

7.       TERMS:   [***]

8.       ASSET DISPOSAL:

         Should Alcan dispose of any of their plants with their demands for silicon covered by this Supply Agreement both Alcan and Simcala agree to meet to discuss the affected volume. Once an agreement is reached on the volume, an amendment to the Supply Agreement will be issued in writing. If no agreement is reached within 90 days of such asset disposal, an automatic adjustment of the volume equivalent to the average of the last 9 month releases to the Company, the assets of which have been disposed of by Alcan, will be applied to the monthly releases under this Agreement, for the remaining term of it.

9.       FORCE MAJEURE:

         Neither the Buyer nor the Seller shall be liable for any delay in the fulfillment of or failure to fulfill this Contract for any cause not reasonably within their control (including without limitation any act of God, shortage of water, energy or other raw materials supplies, lock-out or strike or other labor trouble, whether or not the demands of labor are within the ability of the party so affected to meet; war or insurrection or other civil disruption, regulations or acts of government, government agencies or judicial action), or any such cause not reasonably within the control of Buyer's intended customers for these goods. The party so affected shall give prompt notice thereof to the other.


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         In the event of any such cause affecting Buyer or Seller, Buyer or
         Seller may, at its option cancel this contract in whole or in part, or delay performance hereunder for any period necessitated by such cause and in event of such delay, this Contract shall otherwise remain in full force and effect. In the event of such cause affecting Seller and only so long as such cause exists, at Buyer's option, Seller shall allocate its available goods among the Buyer and Seller's other then-existing contract customers in direct proportion to their contractual rights.

         Upon cessation of the effects of such cause, if Buyer or Seller so elects, Seller shall resume deliveries hereunder when possible and continue until the full contract quantity, or any portion agreed upon by Buyer and Seller.

10. All and any silicon metal purchased through this contract will be for Alcan's consumption within the United States and Canada.

11.      Any resale of silicon metal out of this contract is not permitted.

12.      WARRANTIES AND CLAIMS:

         Seller warrants that (a) the Product sold hereunder will conform to the description herein set forth, within the tolerances of Buyer's specifications as described herein; (b) such Product will not be defective in material or workmanship; (c) the title to such Product which Seller will convey the Buyer will be good and marketable; (d) the transfer of such Product by Seller to Buyer will be rightful and (e) such Product will be delivered free from any security interest or other lien or encumbrance created by, or otherwise arising out of acts or omissions of Seller. In the event of a breach of any warranty by Seller given hereby as to the Product herein Seller shall be notified thereof by Buyer promptly after discovery thereof and in any event within 90 days after receipt of such Product by Buyer or in case of any breach which cannot reasonable be detected by Buyer within 10 days after such detection, and in any event within one year after receipt of such Product by Buyer. If such breach has occurred, and such timely notice has been given, Seller will, at Buyer's option, repair or replace such Product or refund or appropriately adjust the purchase price thereof, or, in the case of a breach in warranties (c), (d), or (e) above, take other appropriate action to remedy such breach; disposition of such Product to be repaired or replaced or as to which a refund is to be made shall be pursuant to Buyer's directions and at Seller's expense, Seller will be given a reasonable opportunity to investigate all claims and Buyer will cooperate in any such investigation.

13.      SEVERABILITY OF TERMS:

         This Agreement and every provision hereof shall be deemed to be severable, and in the event that any Article, Paragraph, or Provision hereby is invalid or illegal, or in the event any Article, Paragraph or Provision hereof shall be construed as preventing the formation of a valid binding contract between the parties to this


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         Agreement, any such Article, Paragraph or Provision shall be deemed to be stricken from this Agreement, and the remainder of this Agreement shall continue to be in full force and effect as though such Article, Paragraph or Provision was not contained in this Agreement.

14.      ADDITIONAL TERMS:

         All and any of the conditions of this Agreement supersede: Alcan's General Clauses Contract of Sale of Goods, see APPENDIX B.

15.      APPLICABLE LAW:

         This Agreement shall be governed as to all matters affecting its validity, construction or performance by the laws of the Province of Quebec.

16.      M.F.N.

         [***]


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Executed as of August 8, 2000.

                                        SIMCALA, INC.


                                        By: /s/
                                           -------------------------------------

                                        Date: August 8, 2000
                                             -----------------------------------

                                        ALCAN ALUMINUM LTD.


                                        By: /s/
                                           -------------------------------------

                                        Date: August 8, 2000
                                             -----------------------------------


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